SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction of incorporation) Vermont	(Commission File Number) 001-15985	(IRS Employer Identification Number) 03-0283552

(Address of principal executive offices) 20 Main St., P.O. Box 667 Morrisville, VT	(Zip Code) 05661-0667

Registrant’s telephone number, including area code:  (802) 888-6600

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On November 12, 2009, Union Bankshares, Inc. distributed its Third Quarter 2009 unaudited Report to Shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for our third quarter and nine months ended September 30, 2009 and the declaration of a regular quarterly dividend.

Item 9.01: Financial Statements and Exhibits

d)  Exhibit:

99.1 Union Bankshares, Inc. Third Quarter 2009 Report to Shareholders distributed November 12, 2009 referred to in Item 2.02 of the Report as furnished, not filed; herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

November 13, 2009	/s/ Kenneth D. Gibbons
Kenneth D. Gibbons, Chief Executive Officer

November 13, 2009	/s/ Marsha A. Mongeon
Marsha A. Mongeon, Chief Financial Officer

EXHIBIT INDEX

99.1

Union Bankshares, Inc., Third Quarter 2009 Report to Shareholders distributed November 12, 2009.